UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50421	06-1672840
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3295 College Street
Beaumont, Texas	77701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (409) 832-1696

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.
In connection with an investor presentation that we intend to make, we intend to disclose certain information. A copy of the slide presentation containing such information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The slide presentation may contain material information but the fact that we have furnished this information in this Form 8-K is not evidence that we believe that any information in such slide presentation is material non-public information.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Exhibit Title
99.1	Investor Presentation
     All of the information contained in Item 7.01 and Exhibit 99.1 of Item 9.01(d) in this Form 8-K and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN’S, INC.

Date: April 21, 2010	By: Name:	/s/ Michael J. Poppe Michael J. Poppe
	Title:	Chief Financial Officer